Exhibit 99.1

EQT CORPORATION AND EQM MIDSTREAM PARTNERS, LP

COMMENCE TENDER OFFERS AND CONSENT SOLICITATION

Offers to Purchase for Cash

Any and All EQM Midstream Partners, LP’s Outstanding 6.500% Senior Notes due 2027 and

Up to $750,000,000 Aggregate Purchase Price for EQT Corporation’s 3.900% Senior Notes due 2027,

Less the Aggregate Purchase Price of the EQM Notes Validly Tendered and Accepted for Purchase

and

Solicitation of Consents to Amend the Indenture Governing

EQM Midstream Partners, LP’s 6.500% Senior Notes due 2027

PITTSBURGH, February 24, 2025 -- EQT Corporation (NYSE: EQT) (“EQT” and, collectively with its consolidated subsidiaries, the “Company”) today announced that (i) EQM Midstream Partners, LP (“EQM”), an indirect wholly owned subsidiary of EQT, has commenced a tender offer (the “EQM Tender Offer”) to purchase for cash any and all of EQM’s outstanding 6.500% Senior Notes due 2027 (the “EQM Notes”) and (ii) EQT has commenced a tender offer (the “EQT Tender Offer” and, together with the EQM Tender Offer, the “Tender Offers”) to purchase for cash EQT’s outstanding 3.900% Senior Notes due 2027 (the “EQT Notes” and, together with the EQM Notes, the “Notes”) for an aggregate purchase price, excluding accrued and unpaid interest, of up to an amount equal to the EQT Notes Tender Cap (as defined below). The “EQT Notes Tender Cap” means (a) when calculated as of the Early Tender Date (as defined below) for the EQT Tender Offer, $750,000,000 (the “EQT Tender Offer Reference Amount”) less the aggregate purchase price, excluding accrued and unpaid interest, of all EQM Notes that have been validly tendered pursuant to the EQM Tender Offer (the “EQM Notes Purchase Price”), and (b) when calculated as of the Expiration Date (as defined below) for the EQT Tender Offer, the EQT Tender Offer Reference Amount less the EQM Notes Purchase Price less, if applicable, the aggregate purchase price, excluding accrued and unpaid interest, of any EQT Notes accepted for purchase prior to the Expiration Date for the EQT Tender Offer (the “EQT Early Accepted Notes”). Tendered EQT Notes may be purchased on any given Settlement Date (as defined below) only if the aggregate purchase price, excluding accrued and unpaid interest, to be paid therefor on such Settlement Date would not cause the EQT Notes Tender Cap to be exceeded, and, for the avoidance of doubt, no EQT Notes will be purchased on the Final Settlement Date (as defined below) if the aggregate purchase price, excluding accrued and unpaid interest, for all EQM Notes and EQT Notes validly tendered and accepted for purchase in the Tender Offers (including EQT Early Accepted Notes, if any) is equal to or greater than the EQT Tender Offer Reference Amount.

The following table sets forth some of the terms of the EQM Tender Offer:

Title of Notes	CUSIP Number	Issuer/ Offeror	Principal Amount Outstanding	Tender Offer Consideration(1)(2)	Early Tender Premium(1)	Total Consideration(1)(2)(3)
6.500% Senior Notes due 2027	26885BAH3 / U26886AB4	EQM	$900,000,000	$976.25	$50.00	$1,026.25

(1)   Per $1,000 principal amount of EQM Notes accepted for purchase.

(2)   Does not include accrued and unpaid interest, which will be paid in addition to the Tender Offer Consideration or the Total Consideration, as applicable.

(3)   Includes the Early Tender Premium.

The following table sets forth some of the terms of the EQT Tender Offer:

Title of Notes	CUSIP Number	Issuer/ Offeror	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page(1)	Fixed Spread(2)	Early Tender Premium(3)
3.900% Senior Notes due 2027	26884LAF6	EQT	$1,169,503,000	4.125% U.S. Treasury Notes due January 31, 2027	FIT 1	+45 bps	$50.00

(1)    The page on Bloomberg from which the dealer managers for the EQT Tender Offer will quote the bid-side price of the Reference U.S. Treasury Security.

(2)    Includes the Early Tender Premium.

(3)    Per $1,000 principal amount of EQT Notes accepted for purchase.

Concurrently and in conjunction with the EQM Tender Offer, EQM is soliciting consents (the “Consent Solicitation”) from holders of the EQM Notes (the “EQM Holders”) to proposed amendments (the “Proposed Amendments”) to the indenture governing the EQM Notes (the “Existing EQM Indenture”). Such consents being solicited are each a “Consent” and collectively the “Consents.” The Proposed Amendments, if adopted, would eliminate substantially all of the restrictive covenants, certain events of default and certain other provisions currently contained in the Existing EQM Indenture. EQT is not soliciting any consents from holders of the EQT Notes (the “EQT Holders” and, together with the EQM Holders, the “Holders”) to amend the indenture governing the EQT Notes.

EQM Holders may not tender their EQM Notes without delivering their Consents and may not deliver their Consents without tendering their EQM Notes. Each EQM Holder who validly tenders their EQM Notes pursuant to the EQM Tender Offer will be deemed to have validly delivered their related Consent to the Proposed Amendments with respect to the principal amount of such tendered EQM Notes.

The Tender Offers and the Consent Solicitation are being made upon and are subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated February 24, 2025 (as it may be amended or supplemented from time to time, the “Offer to Purchase and Consent Solicitation Statement”). The Tender Offers and the Consent Solicitation will expire at 5:00 p.m., New York City time, on March 24, 2025, unless extended (such date and time, as the same may be extended, the “Expiration Date”) or earlier terminated. Tendered Notes may not be withdrawn, and delivered Consents may not be revoked, after 5:00 p.m., New York City time, on March 7, 2025, unless extended, except in certain limited circumstances where additional withdrawal or revocation rights are required by law. In this news release and the Offer to Purchase and Consent Solicitation Statement, all Notes that have been validly tendered and not validly withdrawn are referred to as having been “validly tendered” and all Consents that have been validly delivered and not validly revoked are referred to as having been “validly delivered.”

In order to receive the applicable Total Consideration (as defined below), a Holder must validly tender their Notes on or prior to 5:00 p.m., New York City time, on March 7, 2025, unless extended (such date and time, as the same may be extended, the “Early Tender Date”). The Total Consideration includes an early tender premium of $50 per $1,000 principal amount of Notes accepted for purchase (the “Early Tender Premium”). Holders who validly tender their Notes after the Early Tender Date but on or prior to the Expiration Date, and whose Notes are accepted for purchase, will receive only the applicable Total Consideration minus the Early Tender Premium (the “Tender Offer Consideration”).

The “Total Consideration” is (i) in the case of the EQM Notes, $1,026.25 per $1,000 principal amount of EQM Notes accepted for purchase and (ii) in the case of the EQT Notes, to be determined in the manner described in the Offer to Purchase and Consent Solicitation Statement by reference to the fixed spread specified in the second table above plus the yield to maturity of the U.S. Treasury security specified in the second table above (the “Reference U.S. Treasury Security”), calculated as of 10:00 a.m., New York City time, on March 10, 2025, unless extended or the EQT Tender Offer is earlier terminated by EQT. EQT Holders should take note that, if the Total Consideration for the EQT Notes as determined in the Offer to Purchase and Consent Solicitation is greater than $1,000 per $1,000 principal amount of EQT Notes, then the Total Consideration will be calculated based on an assumed maturity date of July 1, 2027, the par call date for the EQT Notes, and not October 1, 2027, the stated maturity date for the EQT Notes.

In addition to the applicable Total Consideration or the applicable Tender Offer Consideration, as the case may be, all Holders whose Notes are purchased in a Tender Offer will receive accrued and unpaid interest, rounded to the nearest cent, on such Notes from and including the last applicable interest payment date up to, but not including, the applicable Settlement Date.

Each of EQT and EQM reserves the right, but is under no obligation, subject to the satisfaction or waiver of the conditions applicable to its Tender Offer, to accept for purchase and make payment for Notes validly tendered on or prior to the Early Tender Date, at any point following the Early Tender Date and before the Expiration Date (such date with respect to each Tender Offer, the “Early Settlement Date”). The Early Settlement Date, if any, will be determined at EQT’s or EQM’s option, as applicable, and will be a date following the Early Tender Date on which all conditions to the applicable Tender Offer have been satisfied or waived by EQT or EQM, as applicable. The Early Settlement Date, if any, is currently expected to be March 12, 2025, assuming all conditions applicable to the Tender Offers have been either satisfied or waived by EQT or EQM on or prior to such date. With respect to each Tender Offer, the “Final Settlement Date” is the date on which EQT or EQM, as applicable, accepts for purchase and makes payment for any Notes validly tendered prior to or at the Expiration Date that have not previously settled on the Early Settlement Date, if any. The Final Settlement Date will be a date that is promptly following the Expiration Date and is currently expected to be March 26, 2025, the second business day following the Expiration Date. The Early Settlement Date and the Final Settlement Date are each referred to as a “Settlement Date.”

Tendered EQT Notes may be subject to proration (or may not be purchased at all) if the aggregate purchase price, excluding accrued and unpaid interest, of the EQT Notes validly tendered is greater than the EQT Notes Tender Cap. Furthermore, if the EQT Tender Offer is fully subscribed as of the Early Tender Date, Holders who validly tender EQT Notes after the Early Tender Date will not have any of their EQT Notes accepted for purchase unless EQT increases the EQT Tender Offer Reference Amount (and thereby increases the EQT Notes Tender Cap).

The consummation of the EQT Tender Offer is not conditioned upon any minimum amount of Notes being validly tendered or upon the completion of the EQM Tender Offer or the related Consent Solicitation. The EQM Tender Offer is not conditioned upon the completion of the EQT Tender Offer; however, the consummation of the EQM Tender Offer is subject to EQM receiving Consents sufficient to satisfy the Consent Threshold (as defined below) to effect the Proposed Amendments. The Consents of EQM Holders holding not less than a majority in aggregate principal amount of the outstanding EQM Notes are required (the “Consent Threshold”) pursuant to the terms of the Existing EQM Indenture in order to effectuate the Proposed Amendments. The Tender Offers are also subject to, and conditioned upon, the satisfaction or waiver of certain other conditions described in the Offer to Purchase and Consent Solicitation Statement.

Substantially concurrently with the commencement of the Tender Offers and Consent Solicitation, EQT is offering eligible EQM Holders, upon the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement dated February 24, 2025 (as it may be amended or supplemented from time to time), a copy of which can be obtained from the information agent, the opportunity to exchange (the “Concurrent Exchange Offer”) on a par-for-par basis any and all outstanding senior notes of EQM for newly issued notes of EQT, including, in particular, the opportunity to exchange any and all outstanding EQM Notes for up to $900,000,000 aggregate principal amount of new 6.500% Senior Notes due 2027 to be issued by EQT. Eligible EQM Holders who validly tender their EQM Notes pursuant to the Concurrent Exchange Offer will also be deemed to have consented to the Proposed Amendments. The Consent Threshold for the Proposed Amendments may be satisfied by tenders pursuant to the EQM Tender Offer, the Concurrent Exchange Offer or both combined. An EQM Holder will only be able to tender specific EQM Notes pursuant to either the EQM Tender Offer or the Concurrent Exchange Offer, as the same EQM Notes cannot be tendered into more than one tender or exchange offer at the same time.

If and once the Consent Threshold is obtained, EQM intends to promptly execute and deliver a supplemental indenture containing the Proposed Amendments (the “Proposed Supplemental Indenture”), which will immediately become effective upon execution but will only become operative upon the purchase or exchange of all EQM Notes validly tendered pursuant to the EQM Tender Offer or the Concurrent Exchange Offer. As a result, if and once the Proposed Supplemental Indenture is executed, any subsequent withdrawal of an EQM Holder’s tender will not revoke the previously delivered Consent. If the Proposed Amendments become operative, the Proposed Amendments will be binding on all EQM Holders who did not validly tender or exchange their EQM Notes in the EQM Tender Offer or the Concurrent Exchange Offer.

Each of EQT and EQM reserves the right, subject to applicable law, to (i) waive or modify, in whole or in part, any or all conditions to its Tender Offer (including with respect to EQM, the receipt of Consents sufficient to satisfy the Consent Threshold), (ii) extend, terminate or withdraw its Tender Offer, or (iii) otherwise amend its Tender Offer in any respect. Further, EQT may increase or decrease the EQT Tender Offer Reference Amount (which thereby would increase or decrease the EQT Notes Tender Cap) in its sole discretion.

The purpose of the Tender Offers is to reduce the Company’s overall principal amount of debt, and it is expected that Notes purchased pursuant to the Tender Offers will be retired. The Company will continue to optimize its capital structure and may repurchase or redeem additional debt securities during or after the Tender Offers.

TD Securities (USA) LLC and J.P. Morgan Securities LLC are severally serving as the Lead Dealer Managers for the Tender Offers and as the Lead Solicitation Agents for the Consent Solicitation. They are also serving as the Lead Dealer Managers and Lead Solicitation Agents for the Concurrent Exchange Offer. Any persons with questions regarding the Tender Offers or Consent Solicitation should contact (i) TD Securities (USA) LLC by calling (866) 584-2096 (toll-free) or (212) 827-2842 (collect) or emailing LM@tdsecurities.com or (ii) J.P. Morgan Securities LLC by calling (866) 834-4666 (toll-free) or (212) 834-4818 (collect).

The Information Agent and Tender Agent for the Tender Offers and the Consent Solicitation is Global Bondholder Services Corporation. Copies of the Offer to Purchase and Consent Solicitation Statement and materials related to the Tender Offers or Consent Solicitation may be obtained from Global Bondholder Services Corporation by calling (212) 430-3774 (banks and brokers, collect) or (855) 654-2015 (all others, toll-free) or by emailing contact@gbsc-usa.com.

This news release is for informational purposes only. The Tender Offers and the Consent Solicitation are being made only pursuant to the Offer to Purchase and Consent Solicitation Statement, and the information in this news release is qualified by reference to the Offer to Purchase and Consent Solicitation Statement. Further, this news release does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities. No recommendation is made as to whether Holders should tender any Notes in response to the Tender Offers (and, if applicable, deliver Consents in response to the Consent Solicitation). Holders must make their own decision as to whether to participate in the Tender Offers and, if applicable, the Consent Solicitation and, if so, the principal amount of Notes to tender.

Investor Contact

Cameron Horwitz

Managing Director, Investor Relations & Strategy

412.445.8454

Cameron.Horwitz@eqt.com

About EQT Corporation

EQT Corporation is a premier, vertically integrated American natural gas company with production and midstream operations focused in the Appalachian Basin. We are dedicated to responsibly developing our world-class asset base and being the operator of choice for our stakeholders. By leveraging a culture that prioritizes operational efficiency, technology and sustainability, we seek to continuously improve the way we produce environmentally responsible, reliable and low-cost energy. We have a longstanding commitment to the safety of our employees, contractors, and communities, and to the reduction of our overall environmental footprint. Our values are evident in the way we operate and in how we interact each day – trust, teamwork, heart, and evolution are at the center of all we do.

Cautionary Statements

This news release contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include statements regarding EQT’s and EQM’s plans and expected timing with respect to the Tender Offers, the Consent Solicitation and the Concurrent Exchange Offer.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known by it. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond its control. These risks and uncertainties include, but are not limited to, volatility of commodity prices; the costs and results of drilling and operations; uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future; the assumptions underlying production forecasts; the quality of technical data; the Company’s ability to appropriately allocate capital and other resources among its strategic opportunities; access to and cost of capital; the Company’s hedging and other financial contracts; inherent hazards and risks normally incidental to drilling for, producing, transporting, storing and processing natural gas, natural gas liquids and oil; operational risks and hazards incidental to the gathering, transmission and storage of natural gas as well as unforeseen interruptions; cyber security risks and acts of sabotage; availability and cost of drilling rigs, completion services, equipment, supplies, personnel, oilfield services and pipe, sand and water required to execute the Company’s exploration and development plans, including as a result of inflationary pressures or tariffs; risks associated with operating primarily in the Appalachian Basin; the ability to obtain environmental and other permits and the timing thereof; construction, business, economic, competitive, regulatory, judicial, environmental, political and legal uncertainties related to the development and construction by the Company or its joint ventures of pipeline and storage facilities and transmission assets and the optimization of such assets; the Company’s ability to renew or replace expiring gathering, transmission or storage contracts at favorable rates, on a long-term basis or at all; risks relating to the Company’s joint venture arrangements; government regulation or action, including regulations pertaining to methane and other greenhouse gas emissions; negative public perception of the fossil fuels industry; increased consumer demand for alternatives to natural gas; environmental and weather risks, including the possible impacts of climate change; and disruptions to the Company’s business due to recently completed divestitures, acquisitions and other significant strategic transactions. These and other risks and uncertainties are described under the “Risk Factors” section and elsewhere in EQT’s Annual Report on Form 10-K for the year ended December 31, 2024 and in other documents EQT subsequently files from time to time with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.